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                                                                   EXHIBIT 10.9

                 Amendment to Corporate Revolving and Term Loan
             Agreement with Manufacturers and Traders Trust Company
                             dated January 31, 2000


                                AMENDMENT NO. 6

                                       TO

                  CORPORATE REVOLVING AND TERM LOAN AGREEMENT


         Manufacturers and Traders Trust Company (the "Bank") and C. H. Heist Corp. (the "Borrower") hereby agree as follows:

         1. Loan Agreement. The Bank and the Borrower are parties to a Corporate Revolving and Term Loan Agreement date December 23, 1993, and as amended (the "Loan Agreement"). The Bank and the Borrower wish to amend the Loan Agreement as set forth herein.

         2. Amendment to Loan Agreement. The Bank and the Borrower hereby agree that the Loan Agreement is amended as follows:

                  a. Section 11.dd(i) of the Loan Agreement, as previously amended, is modified so that the reference to "August 1, 2000 is deleted and "August 1, 2001" is substituted in its place.

         3. Except as expressly modified herein, the Loan Agreement otherwise remains unchanged and the Borrower hereby ratifies and reaffirms the Loan Agreement, as amended, and any other documents executed in connection therewith, and agrees that the Loan Agreement and all documents executed in connection herewith are in full force and effect and fully enforceable with their terms and not subject to any offset, claim, counterclaim or defense.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed by their authorized officers as of the 31st day of January, 2000.

C.H. HEIST CORP.                               MANUFACTURERS AND TRADERS
                                               TRUST COMPANY


By:  /s/ Mark P. Kashmanian                    By: /s/ Kevin B. Quinn
   ---------------------------------              -----------------------------
         Mark P. Kashmanian                            Kevin B. Quinn
         Treasurer and                                 Assistant Vice President
         Chief Accounting Officer